
                                      SCHEDULE TO MONTHLY SERVICER'S CERTIFICATE
                                         MONTHLY PERIOD ENDING MARCH 31, 2003
                                      BANK OF AMERICA, NATIONAL ASSOCIATION (USA)
                                       BA MASTER CREDIT CARD TRUST SERIES 1998-A


1.          The aggregate amount of the Investor Percentage of Collections of Principal Receivables     $13,879,177.95
                                                                                                        --------------

2.          The aggregate amount of the Investor Percentage of Collections of Finance Charge
            Receivables (excluding Interchange)                                                         $ 1,349,641.24
                                                                                                        --------------

3.          The aggregate amount of the Investor Percentage of Interchange                              $   218,551.58
                                                                                                        --------------

4.          The aggregate amount of Servicer Interchange                                                $    84,375.00
                                                                                                        --------------

5.          The aggregate amount of funds on deposit in Finance Charge Account allocable to the
            Series 1998-A   Certificates                                                                $ 1,483,817.82
                                                                                                        --------------

6.          The aggregate amount of funds on deposit in the Principal Account allocable to the
            Series 1998-A  Certificates                                                                 $13,879,177.95
                                                                                                        --------------

7.          The aggregate amount of funds on deposit in the Principal Funding Account allocable
            to the Series 1998-A -Certificates                                                          $         0.00
                                                                                                        --------------

8.          The aggregate amount to be withdrawn from the Finance Charge Account pursuant to
            Section 4.11 and distributed to the Collateral Interest Holder in accordance with
            subsection 5.01 (c)                                                                         $         0.00
                                                                                                        --------------

9.          The excess, if any, of the Required Collateral Interest over the Collateral Interest        $         0.00
                                                                                                        --------------

10.         The Collateral Interest on the Transfer Date of the current calendar month, after giving
            effect to the deposits and withdrawals specified above, is equal to                         $60,000,000.00
                                                                                                        --------------

11.         The amount of Monthly Interest, Deficiency Amounts and Additional Interest payable to the

       (i)  Class A Certificateholders                                                                  $         0.00
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $    51,505.21
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $    86,033.33
                                                                                                        --------------

12.         The amount of principal payable to the

       (i)  Class A Certificateholders                                                                  $         0.00
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $41,250,000.00
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $60,000,000.00
                                                                                                        --------------

13.         The sum of all amounts payable to the

       (i)  Class A Certificateholders                                                                  $         0.00
                                                                                                        --------------
      (ii)  Class B Certificateholders                                                                  $41,301,505.21
                                                                                                        --------------
     (iii)  Collateral Interest Holder                                                                  $60,086,033.33
                                                                                                        --------------

14.         To the knowledge of the undersigned, no Series 1998-A Pay Out Event or Trust Pay Out
            Event has occurred except as described below:
            None

          IN  WITNESS  WHEREOF,  the  undersigned  has  duly  executed  and  delivered  this  Certificate this  10th  day  of  April,  2003.


          BANK  OF  AMERICA,  NATIONAL  ASSOCIATION  (USA)
          TRANSFEROR  AND  SERVICER



          By:  /s/  R.  Brian  Rozelle
          ----------------------------
          Name:     R.  Brian  Rozelle
          ----------------------------
          Title:    Assistant  Vice  President
          ------------------------------------